SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 6, 2002

                            Waterford Gaming, L.L.C.

               (Exact Name of Registrant as Specified in Charter)

  Delaware                       333-17795                       06-1465402
-------------                 --------------                   --------------

(State or Other            (Commission File Number)           (I.R.S. Employer
Jurisdicition of                                             Identification No.)
 Incorporation)

                              914 Hartford Turnpike
                                  P.O. Box 715
                               Waterford, CT 06385
                    ---------------------------------------
                    (Address of Principal Executive Offices)


                                 (860) 442-4559
              ---------------------------------------------------
              (Registrant's telephone number, including area code)







ITEM 9.  REGULATION FD DISCLOSURE

On November 6, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

                    Certification of Chief Executive Officer

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Waterford Gaming, L.L.C. (the "Company") hereby certifies, to such officer's knowledge, that:

   (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 6, 2002                 /s/ Len Wolman
                                        ---------------------------------------
                                        By: Len Wolman, Chief Executive Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.





                    Certification of Chief Financial Officer

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Waterford Gaming, L.L.C. (the "Company") hereby certifies, to such officer's knowledge, that:

   (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and


   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 6, 2002                 /s/ Alan Angel
                                        ---------------------------------------
                                        By: Alan Angel, Chief Financial Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 6, 2002                  WATERFORD GAMING, L.L.C.
                                        (registrant)



                                        /s/ Len Wolman
                                        --------------------------------------
                                        By: Len Wolman, Chief Executive Officer